Loan No. C-331951


                                   PROMISSORY NOTE

$9,000,000.00                    Seattle, Washington               July 18, 1996


       For value received, the undersigned, herein called "Borrower," promises to pay to the order of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, who, together with any subsequent holder of this note, is hereinafter referred to as "Lender", at 720 E. Wisconsin Avenue, Milwaukee, WI 53202 or at such other place as Lender shall designate in writing, in coin or currency which, at the time or times of payment, is legal tender for public and private debts in the United States, the principal sum of Nine Million And No/100 Dollars ($9,000,000.00) or so much thereof as shall have been advanced from time to time plus interest on the outstanding principal balance at the rate and payable as follows:

       Interest shall accrue from the date of advance until maturity at the rate of seven and ninety-seven one-hundredths percent (7.97%) per annum (the "Interest Rate").

       Accrued interest only on the amount advanced shall be paid on the first day of the month following the date of advance ("Amortization Period Commencement Date"). On the first day of the following month and on the first day of each month thereafter until maturity, installments of principal and interest shall be paid in the amount of $109,052.22. All installments shall be applied first in payment of interest, calculated monthly on the unpaid principal balance, and the remainder of each installment shall be applied in payment of principal. The entire unpaid principal balance plus accrued interest thereon shall be due and payable on August 1, 2006 (the "Maturity Date").

       Borrower shall have the right, upon thirty (30) days advance written notice, beginning September 1, 2001 of paying this note in full with a prepayment fee. This fee represents consideration to Lender for loss of yield and reinvestment costs. The fee shall be the greater of Yield Maintenance or 1.0% of the outstanding principal balance of this note.

       As used herein, "Yield Maintenance" means the amount, if any, by which

         (i) the present value of the Then Remaining Payments (as hereinafter defined) calculated using a periodic discount rate (corresponding to the payment frequency under this note) which, when compounded for such number of payment periods in a year, equals the per annum effective yield of the Most Recently Auctioned United States Treasury Obligation having a maturity date equal to the Maturity Date (or, if there is no such equal maturity date, then the linearly interpolated per annum effective yield of the two Most Recently Auctioned United States Treasury Obligations having maturity dates most nearly equivalent to the Maturity Date) as reported by THE WALL STREET JOURNAL five business days prior to the date of prepayment; exceeds

         (ii) the outstanding principal balance of this note (exclusive of all accrued interest).

       If such United States Treasury obligation yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, then the periodic discount rate shall be equal to the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported, as of five business days preceding the prepayment date, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded United States Treasury obligations having a constant maturity most nearly equivalent to the Maturity Date.

       As used herein, "Then Remaining Payments" means payments in such amounts and at such times as would have been payable subsequent to the date of such prepayment in accordance with the terms of this note.

       As used herein, "Most Recently Auctioned United States Treasury Obligations" means the U. S. Treasury bonds, notes and bills with maturities of 30 years, 10 years, 5 years, 3 years, 2 years and 1 year which, as of the date the prepayment fee is calculated, were most recently auctioned by the United States Treasury.

       Upon the occurrence of an Event of Default (as defined in the Lien Instrument) followed by the acceleration of the whole indebtedness evidenced by this note, or a condemnation or sale under threat of condemnation of all or substantially all of the Property, the payment of such indebtedness will constitute an evasion of the prepayment terms hereunder and be deemed to be a voluntary prepayment hereof and such payment will, therefore, to the extent not prohibited by law, include the prepayment fee required under the prepayment in full privilege recited above or, if such prepayment occurs prior to September 1, 2001 and results from an Event of Default followed by an acceleration of the whole indebtedness, then such payment will, to the extent not prohibited by law, include a prepayment fee equal to the greater of Yield Maintenance or 6% of the outstanding principal balance of this note. If such prepayment occurs prior to September 1, 2001 and results from a condemnation or sale under threat of condemnation of all or substantially all of the Property, the prepayment fee shall be the greater of Yield Maintenance or 2% of the outstanding principal balance of this note.

       Notwithstanding the above and provided Borrower is not in default under any provision contained in the Loan Documents (as defined in the Lien Instrument), this note may be prepaid in full at any time, without a prepayment fee, during the last 60 days of the term of this note.

       This note is secured by certain property (the "Property") in the City of Issaquah, State of Washington, described in a Deed of Trust and Security Agreement (the "Lien Instrument") of even date herewith executed by Borrower to Washington Administrative Services, Inc., as Trustee for The Northwestern Mutual Life Insurance Company.

       Upon the occurrence of an Event of Default (as defined in the Lien Instrument), the whole unpaid principal hereof and accrued interest shall, at the option of Lender, to be exercised at any time thereafter, become due and payable at once without notice, notice of the exercise of, and the intent to exercise, such option being hereby expressly waived.

       All parties at any time liable, whether primarily or secondarily, for payment of indebtedness evidenced hereby, for themselves, their heirs, legal representatives, successors and assigns, respectively, expressly waive presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection; consent to the extension by Lender of the time of said payments or any part thereof; further consent that the real or collateral security or any part thereof may be released by Lender, without in any way modifying, altering, releasing, affecting, or limiting their respective liability or the lien of the Lien Instrument; and agree to pay reasonable attorneys' fees and expenses of collection in case this note is placed in the hands of an attorney for collection or suit is brought hereon and any attorneys' fees and expenses incurred by Lender to enforce or preserve its rights under any of the Loan Documents in any bankruptcy or insolvency proceeding.

       Any principal, interest or other amounts payable under any of the Loan Documents (as defined in the Lien Instrument), not paid when due (without regard to any notice and/or cure provisions contained in any of the Loan Documents), including principal becoming due by reason of acceleration by Lender of the entire unpaid balance of this note, shall bear interest from the due date thereof until paid at the Default Rate. As used herein, "Default Rate" means the lower of a rate equal to the interest rate in effect at the time of the default as herein provided plus 5% per annum or the maximum rate permitted by law.

       No provision of this note shall require the payment or permit the collection of interest, including any fees paid which are construed under applicable law to be interest, in excess of the maximum permitted by law. If any such excess interest is collected or herein provided for, or shall be adjudicated to have been collected or be so provided for herein, the provisions of this paragraph shall govern, and Borrower shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. Any such excess collected shall, at the option of Lender, unless otherwise required by applicable law, be immediately refunded to Borrower or credited on the principal of this note immediately upon Lender's awareness of the collection of such excess.

       This note shall be governed by and construed in accordance with the laws of Washington.

       ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, MODIFY LOAN TERMS, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

       IN WITNESS WHEREOF, this note has been executed by the undersigned as of the day and year first above written.

                                       EAGLE HARDWARE & GARDEN, INC.,
                                       a Washington corporation


                                       By /s/ Ronald P. Maccarone
                                          -----------------------------------

                                                   Ronald P. Maccarone
                                            ---------------------------------
                                            Its Executive Vice President/
                                                Chief Financial Officer

                                                               Loan No. C-331951

                          ENVIRONMENTAL INDEMNITY AGREEMENT

       THIS INDEMNITY AGREEMENT is entered into as of July 18, 1996 by the undersigned (the "Indemnitor") in favor of The Northwestern Mutual Life Insurance Company ("Northwestern") and the other Indemnified Parties referred to herein.

                                       RECITALS

       A. Northwestern is contemporaneously herewith making a loan (the "Loan") to Eagle Hardware & Garden, Inc., a Washington corporation, secured or to be secured by a Mortgage, Deed to Secure a Debt or Deed of Trust and Security Agreement from Borrower to Northwestern (the "Mortgage") on the fee title and/or leasehold interest in the property described in Exhibit A attached hereto.

       B. In order to induce Northwestern to make the Loan, the Indemnitor has agreed to execute and deliver this Indemnity Agreement.

       C.      Indemnitor owns the Property and is the borrower of the Loan.

                                      AGREEMENT

       NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitor hereby agrees and covenants for the benefit of Northwestern and the other Indemnified Parties as follows:

       1.      The following definitions shall apply to this Indemnity
       Agreement:

               (a) "Environmental Activity or Condition" means the presence, use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or transportation of any Hazardous Substance on, onto, in, under, over or from the Property or the violation of any Environmental Law because of the condition of, or activity on, the Property.

               (b) "Environmental Law" means all law relating to hazardous waste, chemical substances or mixtures or hazardous, toxic, dangerous or unhealthy substances or conditions or relating to the interaction of the use or ownership of property and the environment, whether such law is: (i) criminal or civil, (ii) federal, state or local, (iii) statutory, common law or administrative regulation, (iv) currently in effect or enacted in the future.

               (c) "Hazardous Substance" means any substance which (i) is designated as hazardous, toxic or dangerous or similarly designated under any Environmental Law, (ii) is regulated under any Environmental Law or by any governmental or quasi-governmental agency, or (iii) could be a hazard to health, safety or property values. Without limiting the foregoing,

Hazardous Substances shall include underground storage tanks, asbestos, urea formaldehyde insulation, polychlorinated biphenyls, dioxins and petroleum products.

               (d) "Property" means the property described in Exhibit A attached hereto, including the soil, surface water, ground water, air and improvements on, beneath or above such property.

       2. The Indemnitor hereby agrees to indemnify, defend and hold Northwestern and its trustees, officers, policyholders, employees and agents (collectively, the "Indemnified Parties") harmless from and against any and all damages, liabilities, losses, costs and expenses, including reasonable attorneys' fees, (collectively, "Damages") suffered or incurred by any of the Indemnified Parties as a result of any Environmental Activity or Condition which would not have been suffered or incurred if Northwestern had not made the Loan. The liability of Indemnitor as set forth in the preceding sentence includes, without limitation, the following:

               (a) Any costs of, or liability for, investigation, cleanup or remediation of environmental damage;

               (b) Any damages resulting from the diminution in value or unmarketability of the Property or any other property;

               (c) Any consequential or punitive damages suffered or incurred by any of the Indemnified Parties;

               (d) Any fines, penalties, assessments, judgments or other liabilities resulting from any claim, judgment or finding concerning the violation of any Environmental Law;

               (e) Any amounts expended by any of the Indemnified Parties in good faith to settle or compromise any claim or allegation of liability covered by this Agreement.

       The liability of the Indemnitor hereunder shall continue, without reduction or change, upon and subsequent to Northwestern becoming owner of the Property through foreclosure, deed-in-lieu of foreclosure or otherwise, excepting only Damages resulting from actions taken either by Northwestern, by successive owners of the Property or by those contracting with Northwestern or any successive owner subsequent to Northwestern becoming owner of the Property; provided, however, that the Indemnitor shall nonetheless be responsible for the actions of any party investigating or cleaning up Hazardous Substances, whether or not contracted for by Northwestern, if the Indemnitor is otherwise liable hereunder or otherwise for such investigation or clean up. The liability of the Indemnitor hereunder shall not be reduced or otherwise affected by any Environmental Activity or Condition occurring or existing prior to Northwestern becoming owner of the Property even if caused in whole or part by a predecessor in title, tenant, trespasser or other third person, whether on or off of the Property. As between the Indemnitor and the Indemnified Parties, the agreements by the Indemnitor hereunder shall override and be in lieu of any statutory, regulatory or common law prescriptions for liability, contribution or cost sharing.

       3.      The liability of the Indemnitor under this Indemnity Agreement
(i) shall not be subject to any limitations on liability set forth in any of the documents evidencing the Loan and (ii) shall be an unsecured obligation of Indemnitor to each of the Indemnified Parties, notwithstanding the terms of the Mortgage or any other agreement.

       4. Without limitation, the obligations and liability of any Indemnitor under this Indemnity Agreement shall in no way be waived, released, discharged, reduced, mitigated or otherwise affected by:

               (a) The repayment of the Loan and/or the satisfaction or release of the Mortgage; or

               (b) Any neglect, delay or forbearance of Northwestern in demanding, requiring or enforcing payment of the indemnity due hereunder; or

               (c) The receivership, bankruptcy, insolvency or dissolution of Indemnitor or any affiliate thereof; or

               (d) Any sale or refinancing of, or other transactions related to, the Property by Borrower or Northwestern; or

               (e) Indemnitor transferring or divesting any or all of its estate, right, title or interest in or to the Property or any interest in any entity.

       5. Without limiting the other provisions hereof, in the event any claim (whether or not a judicial or administrative action is involved) is asserted against any of the Indemnified Parties with respect to any Environmental Activity or Condition, Northwestern shall have the right to select the engineers, other consultants and attorneys for the defense of the Indemnified Parties, to determine the appropriate legal strategy for such defense and to compromise or settle such claim, all in Northwestern's discretion, and the Indemnitor shall be liable to Northwestern in accordance with the terms hereof for all Damages suffered or incurred by Northwestern in this regard.

       6. Without limiting the other provisions hereof, if Northwestern acquires legal possession and/or title to the Property and Northwestern becomes aware of any Environmental Activity or Condition for which Indemnitor may have liability in accordance with the other provisions of this Indemnity Agreement, whether or not a claim is asserted against Northwestern or any of the other Indemnified Parties, Northwestern shall have the right to take such action as Northwestern shall deem reasonably necessary, in Northwestern's discretion, to protect health, safety and property values and to minimize the probability or extent of liability to Northwestern and the other Indemnified Parties, including, without limitation, investigation and/or cleanup, and the Indemnitor shall be liable to Northwestern in accordance with the terms hereof for all Damages suffered or incurred by Northwestern in this regard.

       7. No action or proceeding brought or instituted under this Indemnity Agreement and no recovery made as a result thereon shall be a bar or defense to any further action or proceeding under this Indemnity Agreement.

       8. The covenants, agreements, indemnities, terms and conditions contained in this Indemnity Agreement shall extend to, and be binding upon, the Indemnitor, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of, and may be enforced by, Northwestern or any of the other Indemnified Parties and its and their successors and assigns.

       9. Each provision of this Indemnity Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Indemnity Agreement shall be prohibited, invalid or ineffective under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Indemnity Agreement.

       10. Indemnitor shall reimburse Northwestern and the other Indemnified Parties for all reasonable attorneys' fees and expenses incurred in connection with the enforcement of the Indemnified Parties' rights under this Indemnity Agreement, including those incurred in any case, action, proceeding, claim under the Federal Bankruptcy Code or any successor statute.

       11. As additional assurance for the timely performance of the obligations of the Indemnitor hereunder, Indemnitor hereby assigns to Northwestern any rights such Indemnitor may have against any other person or entity (including, without limitation, any present, future or former owners, tenants or other occupants or users of the Property or any portion thereof) relating, to the matters covered by this Indemnity Agreement.

       12. No consent by any Indemnitor shall be required for any assignment or reassignment of the rights of Northwestern hereunder to one or more purchasers of the Loan or the Property or any portion of either.

       IN WITNESS WHEREOF, the undersigned Indemnitor has executed this Indemnity Agreement as of the day and year first above written.


                                       Indemnitor

                                       EAGLE HARDWARE & GARDEN, INC.,
                                       a Washington corporation


                                       By  /s/ Ronald P. Maccarone
                                           ------------------------------------
                                           Ronald P. Maccarone
                                           ------------------------------------
                                       Its Executive Vice President/C. F. O.
                                           ------------------------------------

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

         That certain real property located in the State of Washington, County of King, described as follows:


PARCEL 1:

A PORTION OF LOTS 16, 17, 18, 23, 24, 25 AND A PORTION OF VACATED STREETS ADJOINING I-90 CORPORATE CENTER, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 149 OF PLATS, PAGES 65 THROUGH 70, RECORDS OF KING COUNTY,
WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID LOT 16;
THENCE SOUTH 02 DEGREES 08' 32" WEST ALONG THE WEST LINE THEREOF A DISTANCE OF
135.76 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 02 DEGREES 08' 32" WEST ALONG THE WEST LINE OF LOT 16, 17 AND 18 A DISTANCE OF 636.67 FEET TO AN ANGLE POINT IN THE WESTERLY LINE OF SAID LOT 18;
THENCE SOUTH 16 DEGREES 45'56" EAST ALONG THE SOUTHWESTERLY LINE OF SAID LOT 18 A DISTANCE OF 136.04 FEET;
THENCE NORTH 73 DEGREES 14' 04" EAST AT RIGHT ANGLES A DISTANCE OF 45.00 FEET; THENCE NORTH 16 DEGREES 45' 56" WEST PARALLEL TO SAID SOUTHWESTERLY LINE OF LOT 18 A DISTANCE OF 31.25 FEET;
THENCE SOUTH 88 DEGREES 53' 55" EAST A DISTANCE OF 276.21 FEET;
THENCE NORTH 32 DEGREES 39' 03" EAST A DISTANCE OF 125.30 FEET;
THENCE NORTH 56 DEGREES 39' 03" EAST A DISTANCE OF 75.20 FEET;
THENCE SOUTH 32 DEGREES 01' 41" EAST A DISTANCE OF 20.21 FEET;
THENCE SOUTH 51 DEGREES 53' 17" EAST A DISTANCE OF 301.33 FEET TO A POINT WITHIN SAID LOT 24;
THENCE NORTH 26 DEGREES 52' 01" EAST A DISTANCE OF 28.49 FEET;
THENCE NORTH 52 DEGREES 26' 21" EAST A DISTANCE OF 59.11 FEET TO A POINT WHICH IS IN A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS 200.00 FEET, THE CENTER POINT OF WHICH BEARS SOUTH 78 DEGREES 51' 50" WEST;
THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE 08 DEGREES 40' 23" A DISTANCE OF 30.27 FEET TO THE POINT OF TANGENCY;
THENCE NORTH 19 DEGREES 48' 33" WEST A DISTANCE OF 132.68 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 200.00 FEET;
THENCE NORTHERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 46 DEGREES 23' 29" A DISTANCE OF 161.94 FEET TO A POINT OF REVERSE CURVATURE WITHIN SAID LOT 25, HAVING A RADIUS OF 210.00 FEET, THE CENTER POINT OF WHICH BEARS NORTH 63 DEGREES 25' 04" WEST;
THENCE NORTHERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 36 DEGREES 12' 04" A DISTANCE OF 132.68 FEET TO THE POINT OF TANGENCY;
THENCE NORTH 09 DEGREES 37' 08" WEST A DISTANCE OF 13.40 FEET;
THENCE NORTH 09 DEGREES 30' 09" WEST A DISTANCE OF 174.92 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 25.00 FEET, THE CENTER POINT OF WHICH BEARS SOUTH 80 DEGREES 29' 51" WEST;

THENCE NORTHERLY AND WESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 94 DEGREES 07' 09" A DISTANCE OF 41.07 FEET TO A POINT IN THE SOUTHERLY LINE OF VACATED LAKE DRIVE, SAID POINT BEING ON A CURVE TO THE LEFT, HAVING A RADIUS OF 335.00 FEET, THE CENTER POINT OF WHICH BEARS SOUTH 13 DEGREES 37' 17" EAST;
THENCE WESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 08 DEGREES 22' 06" A DISTANCE OF 48.93 FEET TO A POINT OF CURVATURE OF A COMPOUND CURVE TO THE RIGHT, HAVING A RADIUS OF 190.00 FEET, THE CENTER POINT OF WHICH BEARS NORTH 21 DEGREES 59' 23" WEST;
THENCE WESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 51 DEGREES 37' 54" A DISTANCE OF 171.22 FEET TO THE POINT OF TANGENCY, FROM WHICH SAID CENTER POINT BEARS NORTH 29 DEGREES 38' 31" EAST;
THENCE NORTH 60 DEGREES 21' 29" WEST ALONG A LINE WHICH IS PARALLEL WITH AND
35.00 FEET DISTANT WHICH MEASURED AT RIGHT ANGLES TO THE SOUTHWESTERLY LINE OF LOT "A" OF CITY OF ISSAQUAH LLA NO. 93-08, A DISTANCE OF 138.50 FEET; THENCE NORTH 87 DEGREES 51' 28" WEST ALONG A LINE WHICH IS PARALLEL WITH AND 35.00 FEET SOUTHERLY WHEN MEASURED AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID LOT "A", A DISTANCE OF 345.71 FEET TO THE TRUE POINT OF BEGINNING;

(ALSO KNOWN AS LOT "A" IN CITY OF ISSAQUAH LOT LINE ADJUSTMENT NO. 94-04
         RECORDED MARCH 18, 1994 UNDER KING COUNTY RECORDING NO.
9403181458 AND AS SHOWN ON SURVEY OF LOT LINE ADJUSTMENT NO. 94-04
    RECORDED UNDER KING COUNTY RECORDING NO. 9403189001).

PARCEL 2:

EASEMENT OVER COMMON AREAS AS DEFINED AND AS PROVIDED BY THE AMENDED AND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS APPLICABLE TO PICKERING PLACE, RECORDED NOVEMBER 16, 1993, UNDER KING COUNTY RECORDING NO. 9311161931.

SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.

                              CERTIFICATION OF BORROWER


The Northwestern Mutual Life
  Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

    Re: $9,000,000.00 Loan to Eagle Hardware & Garden, Inc. ("Borrower") Northwestern Loan No.:- C-331951

Gentlemen:

    Pursuant to paragraph 32 of the loan application executed on March 11, 1996 (the "Commitment"), Borrower certifies to you that (i) all information submitted to The Northwestern Mutual Life Insurance Company ("Lender") in connection with the Loan is true and complete to the best of Borrower's knowledge, (ii) except as disclosed in the Environmental Report, no underground storage tanks, asbestos, urea formaldehyde insulation, PCB's, petroleum products, drums, materials spills, stressed vegetation, present or past dumping or fill, discolored or disturbed soil, unusual or noxious odors, monitoring wells, roads or trails with no apparent outlet or purpose, hazardous substances, toxic substances, radon or other material that could be a hazard to health, safety or property values, or could be a violation of any law or regulation are located on the Property, (iii) no part of the Property contains a cemetery or burial ground, (iv) except as disclosed on the survey provided to Lender, no part of the Property has been designated as wetlands under any federal, state or local law or regulation or by any governmental agency, (v) the Property is not located in flood zone X, (vi) the Property and improvements described in the Commitment are legally occupied and do not violate any existing environmental, building, zoning, use or other applicable laws, affecting Borrower or the Property, (vii) the Property is in compliance with the Americans with Disabilities Act, and
(viii) the Property is adequately served by public water and sewage systems, gas and electricity.

    Borrower acknowledges that Lender is relying upon the certifications contained herein in making the Loan described in the Commitment.

    All capitalized terms used herein shall have the meaning ascribed to them in the Commitment.

Dated:  July 18, 1996

                                       EAGLE HARDWARE & GARDEN, INC.,
                                       a Washington corporation



                                       By /s/Ronald P. Maccarone
                                         ---------------------------------
                                                 Ronald P. Maccarone
                                            ---------------------------
                                            Its  Exec. VP/CFO
                                                -----------------------

                                     [LETTERHEAD]

ORDER TO PAY FOR LOAN FUNDS

                                       Date   7/17, 1996

The Northwestern Mutual Life
  Insurance Company
720 E. Wisconsin Avenue
Milwaukee, WI 53202

ATTN: Real Estate Services             RE: Investment No(s). C-331951



    In the matter of the investment(s) of $9,000,000 to be made on real property in King County, Washington and to be secured by our note and mortgage, or deed of trust, you are hereby authorized and requested to WIRE TRANSFER the proceeds thereof payable to the order of:

NAME AND ADDRESS
OF BANK:                Seafirst Bank, Seattle, Washington
        -----------------------------------------------------------------------
                        ABA Routing No. 125000024
- --------------------------------------------------------------------------------

NAME AND NUMBER
OF ACCOUNT:             First American Title Insurance Company
          ---------------------------------------------------------------------
                        Account No. 50570 902
- --------------------------------------------------------------------------------

NAME AND TELEPHONE NO. OF PERSON IN
CHARGE OF ACCOUNT AT BANK:   N/A
                         ------------------------------------------------------
UPON RECEIPT OF FUNDS BANK IS TO
NOTIFY: (MUST IDENTIFY CONTACT
PERSON AND PHONE NUMBER.)  Judy Fredrickson (206) 728-0400
                        -------------------------------------------------------

                                       EAGLE HARDWARE & GARDEN, INC.,
                                       a Washington corporation


                                       By /s/Ronald P. Maccarone
                                         ---------------------------------
                                                 Ronald P. Maccarone
                                            ---------------------------
                                            Its  Exec. VP/CFO
                                                -----------------------


NOTE: This order must be signed by all makers of the note.